UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

SEMI - ANNUAL REPORT

September 30, 2004

Value Fund
Hickory Fund
Partners Value Fund
Balanced Fund
Fixed Income Fund
Government Money Market Fund

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980   800-304-9745   402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Six Funds—One Investment Philosophy

          Our small “family” of funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our directors each have at least $100,000 invested in the Funds—some considerably more.  This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

(This page has been left blank intentionally.)

PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

October 3, 2004

Dear Fellow Shareholder:

          I am happy to report all three of our equity Funds were up during the 3rd quarter of 2004 while the major market indices were down. Results for the first nine months of the calendar year were also good in both absolute and relative terms. The table below shows each Fund’s investment results for various periods (net of expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies).

	Average Annual Total Returns* (Through 9/30/04)

	3rd Quarter	Calendar YTD	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	2.3%	6.7%	18.8%	6.8%	7.9%	16.5%	14.1%	N/A
Hickory Fund	3.1	11.2	30.2	13.0	1.1	14.9	N/A	N/A
Partners Value Fund**	2.4	5.9	17.2	5.3	7.0	16.6	14.3	15.3

S&P 500	-1.9	1.5	13.9	4.0	-1.3	11.1	10.4	12.8
Russell 2000	-2.9	3.7	18.8	13.7	7.4	9.9	N/A	N/A
Nasdaq Composite	-7.2	-5.0	6.7	8.6	-6.8	9.5	9.7	10.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10, 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Portfolio Review

          As shown in the table above, stocks were generally weak during the quarter. Our positive divergence was due mainly to three of our stocks which enjoyed positive “events” during the quarter. Caesars received a takeover bid from Harrah’s; Cox management proposed to take the company private; and Citizens Communications announced a onetime $2 per share distribution and the initiation of a $1 per share annual dividend. Results were also helped by gains in several of our long-time favorite companies, such as Redwood Trust, Countrywide Financial, Host Marriott, and Telephone and Data Systems.

          On the other hand, as the economy experienced what Alan Greenspan called “a bit of a rough patch,” quite a few companies warned investors that near-term results would be disappointing. These “pre-announcements” created buying opportunities for us. We added new positions in Value and Partners Value (Cardinal Health, General Growth Properties and IAC/InterActiveCorp) and in Hickory (Cardinal, InterActive, Corinthian Colleges, Cumulus Media, Omnicare, AutoZone, Pediatrix Medical Group, and Papa John’s). In each case, we liked the underlying economics of the business and believed that investors had over-reacted to near-term company or industry problems.

          Most of these companies are in straightforward, understandable businesses—pharmaceutical distribution, medical services, for-profit education, retailing, and radio broadcasting. InterActive, on the other hand, may seem somewhat out of character for our Funds. It is a collection of online and traditional consumer businesses such as Expedia Travel, Hotels.com, Ticketmaster, and Home Shopping Network, assembled by Barry Diller. The company holds about $5 per share of cash and investments, generates significant free cash flow, and is not shy about buying back its own stock when the price is right. We have admired these businesses and their managements for some time, but the stock’s valuation always seemed too high. Recent fears that its growth may be slowing have brought the stock down to a level that we believe shifts the risk/reward equation strongly in our favor.

          Finally, we added significantly to one of our long-time holdings—Fannie Mae. Last year, Fannie’s sibling, Freddie Mac, was involved in an accounting scandal and its stock collapsed. Freddie had understated earnings by about $5 billion as it “smoothed” its reported results to please Wall Street. What they did was wrong, and we were not proud to be shareholders, but after making the judgment that Freddie’s business was intact and that its stock was oversold, we bought heavily as it fell into the $40’s. Freddie’s stock has rebounded by roughly 40% from its lows and it has contributed positively to our results.

          Now, Fannie is accused of accounting misstatements designed to increase bonuses for management and overstate its capital accounts. In response to the criticism from its primary regulator, Fannie agreed to slow its growth and to lower its debt to capital ratio over the next nine months. Again, we believe management’s actions were wrong, but that the stock has over-reacted to the proposed remedies.

          Freddie and Fannie, like most financial institutions, borrow money and re-lend it in order to earn a “spread.” They are subject to liquidity risk, interest rate risk and credit risk. We feel reasonably confident that they manage these risks well and that their businesses have good economics.

          However, as “government sponsored entities,” (GSE’s) they are also subject to political crosscurrents which have created great uncertainty among investors. Congress has jurisdiction over GSE charters, and there are ideological differences between Democrats and Republicans over the proper role of government in subsidizing homeowners’ borrowing costs. There are turf battles among regulators and debate over who to blame for recent lapses in regulatory oversight. Over $1.5 trillion of Freddie and Fannie securities are held by domestic and foreign financial institutions and governments, and there are disagreements over the government’s responsibility to rescue the GSE’s in a financial crisis.

          Some investors fear that tighter regulation will slow Freddie’s and Fannie’s long-term earnings growth and others fear that they will be forced to privatize and thus lose the funding advantage they have as GSE’s. We believe that if their managements do a good job of analyzing and managing credit and interest rate risk, they can survive and prosper regardless of regulatory changes imposed on the companies.

          Later in this report, there are more details on each portfolio. There are tables showing the most significant position changes and the largest contributors to investment results (positive and negative) for each portfolio. The Schedule of Investments for each Fund shows each Fund’s portfolio positions and the unrealized gains embedded in the portfolio.

Outlook

          As usual, we have very little conviction about where the economy and the stock market are headed in the short run. There are plenty of things to worry about—high levels of personal indebtedness, speculation in the housing market, trade and budget deficits, oil prices, wars and threats of terrorism, etc. The upcoming election also creates uncertainty for investors. While there are clear differences among the candidates, we do not believe that our long-term investment results depend on a particular election outcome.

          At any rate, volatility is probably a given. Nevertheless, we feel good about the long-term prospects for our companies, and we welcome the investment opportunities that arise in volatile markets.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1994	–9.8%	1.3%	–11.1%
Dec. 31, 1995	38.4	37.5	0.9
Dec. 31, 1996	18.7	22.9	–4.2
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Sept. 30, 2004 (9 months)	6.7	1.5	5.2

10-Year Cumulative Return ended Sept. 30, 2004	361.5	186.0	175.5
10-Year Average Annual Compound Return ended Sept. 30, 2004	16.5	11.1	5.4

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through September 30, 2004 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2004 was 18.8%, 7.9% and 16.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – VALUE FUND

Top Ten Stocks*		Top Industry Sectors*

Berkshire Hathaway	6.5%	Media Content and Distribution	17.3%
Caesars Entertainment	6.4	Mortgage Services	15.2
Comcast	5.1	Gaming, Lodging and Leisure	14.9
Liberty Media Corp.	5.0	Banking and Insurance	10.1
Countrywide Financial	4.4	Telecommunications	9.7
Host Marriott	4.3	Healthcare	3.9
Fannie Mae	3.9	Real Estate	2.0
Washington Post	3.7	Consumer Products and Services – Retailing	1.9
Citizens Communications	3.4	Commercial Services	0.4
Freddie Mac	3.4

	46.1

Other	29.7
Cash and Reserves	24.2

	100.0

* As of September 30, 2004

Largest Net Purchases and Sales for Quarter Ended Sept. 30, 2004

Net Purchases ($mil)		Net Sales ($mil)

Cardinal Health (new)	$ 85	Greenpoint Financial (eliminated)	$ 26
InterActiveCorp (new)	72	Citizens Communications	25
Fannie Mae	48	NovaStar Financial	16
Caesars and Harrah’s	33	Cox Communications (eliminated)	13
Liberty Media Corp.	23	Alltel Corp.	5

	$ 261		$ 85

Largest Net Contributions to Investment Results for Quarter Ended Sept. 30, 2004

Positive ($mil)		Negative ($mil)

Citizens Communications	$ 42	Charter Communications	$ (23)
Caesars Entertainment	28	Fannie Mae	(16)
Host Marriott	22	Six Flags	(11)
Countrywide Financial	21	Qwest	(7)
Telephone & Data Systems	19	Liberty Media Corp.	(6)

	$ 132		$ (63)

Net Portfolio Gains	$ 104

VALUE FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Shares	Value

COMMON STOCKS — 75.4%

Media Content and Distribution — 17.3%

Newspaper, Television, Radio and Content — 8.7%
Liberty Media Corp. - A*	24,429,600	$213,026,112
Washington Post Co. CL B	172,000	158,240,000

		371,266,112
Cable Television — 8.6%
Comcast Corp. - Special CL A*	7,800,000	217,776,000
Liberty Media International, Inc. - A*	1,818,600	60,672,133
Charter Communications, Inc. CL A*	18,125,000	48,212,500
Insight Communications Co.*	4,280,000	37,664,000
Adelphia Communications Corp. CL A* #	10,440,526	3,862,995

		368,187,628

		739,453,740
Mortgage Services — 15.2%

Originating and Investing — 7.9%
Countrywide Financial Corp.	4,800,000	189,072,000
Redwood Trust, Inc.†	1,990,000	124,215,800
Newcastle Investment Corp.	300,000	9,210,000
Bimini Mortgage Management, Inc. #	400,000	6,024,000
NovaStar Financial, Inc.	125,000	5,450,000
Hanover Capital Mortgage Holdings, Inc.†	421,800	5,230,320
Imperial Credit Industries, Inc.*	2,100,000	3,150

		339,205,270
Government Agency — 7.3%
Fannie Mae	2,620,501	166,139,764
Freddie Mac	2,228,200	145,367,768

		311,507,532

		650,712,802
Gaming, Lodging and Leisure — 14.9%

Caesars Entertainment, Inc.* †	16,318,000	272,510,600
Host Marriott Corp.*	13,000,000	182,390,000
Hilton Hotels Corp.	5,740,000	108,141,600
Harrah’s Entertainment, Inc.(a)	800,000	42,384,000
Six Flags, Inc.* †	5,800,000	31,552,000

		636,978,200

The accompanying notes form an integral part of these financial statements

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Banking and Insurance — 10.1%

Insurance — 6.5%
Berkshire Hathaway, Inc. CL B*	67,000	$192,357,000
Berkshire Hathaway, Inc. CL A*	1,000	86,650,000

		279,007,000
Banking — 3.6%
Washington Mutual, Inc.	3,080,000	120,366,400
U.S. Bancorp	1,200,000	34,680,000

		155,046,400

		434,053,400
Telecommunications — 9.7%

Citizens Communications Co.	10,860,000	145,415,400
Telephone and Data Systems, Inc.	1,450,000	122,046,500
Qwest Communications International, Inc.*	27,272,200	90,816,426
Alltel Corp.	1,050,000	57,655,500

		415,933,826

Healthcare — 3.9%

Suppliers and Distributors — 2.0%
Cardinal Health, Inc.	1,900,000	83,163,000

Providers — 1.4%
Laboratory Corporation of America Holdings*	773,000	33,795,560
Triad Hospitals, Inc.*	810,000	27,896,400

		61,691,960
Managed Care — 0.5%
First Health Group Corp.*	1,400,000	22,526,000

		167,380,960

Real Estate — 2.0%

Construction and Development — 1.1%
Forest City Enterprises, Inc. CL A	810,000	44,631,000

The accompanying notes form an integral part of these financial statements

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Property Ownership and Management — 0.9%
General Growth Properties, Inc.	920,000	$28,520,000
Capital Automotive REIT	200,000	6,254,000
Avalonbay Communities, Inc.	40,000	2,408,800
Vornado Realty Trust	25,000	1,567,000
Medical Office Properties, Inc.#	314,025	3,140

		38,752,940

		83,383,940
Consumer Products and Services — Retailing — 1.9%

IAC/InterActiveCorp*	3,200,000	70,464,000
Costco Wholesale Corp.(a)	300,000	12,468,000

		82,932,000

Commercial Services — 0.4%

Cenveo, Inc.* †	4,600,000	16,100,000
Intelligent Systems Corp.*	128,135	253,707

		16,353,707

Total Common Stocks (Cost $2,739,263,987)		3,227,182,575

NON-CONVERTIBLE PREFERRED STOCKS — 0.0%

Pennsylvania Real Estate Investment Trust 11% Pfd Series A (Cost $413,875)
	11,000	654,500

CORPORATE BONDS — 0.4%

Charter Communications, Inc. 10.75% 10/01/09	$5,000,000	4,125,000
Charter Communications, Inc. 9.625% 11/15/09	3,000,000	2,377,500
Charter Communications, Inc. 9.92% 4/01/11	5,000,000	3,875,000
Telephone and Data Systems, Inc. 9.25% 2/10/25	5,000,000	5,096,535

Total Corporate Bonds (Cost $14,592,289)		15,474,035

GOVERNMENT AGENCY SECURITIES — 2.4%

Federal Home Loan Bank 4.125% 11/15/04	100,000,000	100,270,800
Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,105,657
Federal Home Loan Bank 6.44% 11/28/05	1,000,000	1,046,326

Total Government Agency Securities (Cost $103,973,687)		104,422,783

The accompanying notes form an integral part of these financial statements

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 21.9%

Milestone Treasury Obligations Portfolio	51,824,336	$51,824,336
Wells Fargo Government Money Market Fund	51,895,961	51,895,961
Fannie Mae Discount Notes, 1.643% to 1.736%, due 11/17/04 to 12/01/04(b)	224,000,000	223,440,344
U.S. Treasury Bills, 1.338% to 1.721%, due 10/14/04 to 12/30/04(b)	610,500,000	609,278,360

Total Short-Term Securities (Cost $936,507,123)		936,439,001

Total Investments in Securities (Cost $3,794,750,961)		4,284,172,894
Covered Call Options Written — (0.0%)		(1,185,000)
Other Liabilities in Excess of Other Assets — (0.1%)		(5,473,656)

Net Assets — 100%		$4,277,514,238

Net Asset Value Per Share		$36.38

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Costco Wholesale Corp.	April 2005 / $40	300,000	$(1,140,000)
Harrah’s Entertainment, Inc.	November 2004 / $55	50,000	(45,000)

Total Call Options Written (premiums received $1,286,220)			$(1,185,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1994	–17.3%	1.3%	–18.6%
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Sept. 30, 2004 (9 months)	11.2	1.5	9.7

10-Year Cumulative Return ended Sept. 30, 2004	302.2	186.0	116.2
10-Year Average Annual Compound Return ended Sept. 30, 2004	14.9	11.1	3.8

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through September 30, 2004 for the Hickory Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2004 was 30.2%, 1.1% and 14.9%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – HICKORY FUND

Top Ten Stocks*		Top Industry Sectors*

Fannie Mae	5.9%	Mortgage Services	21.4%
Comcast	5.2	Media Content and Distribution	15.8
Redwood Trust	5.0	Consumer Products and Services	15.4
Caesars Entertainment	4.9	Gaming, Lodging and Leisure	12.3
Countrywide Financial	4.9	Healthcare	11.4
Berkshire Hathaway	4.8	Insurance	4.8
Cabelas, Inc.	4.8	Commercial Services	2.7
Liberty Media Corp.	4.7	Telecommunications	2.7
Laboratory Corporation	3.4
Harrah’s Entertainment	3.3

	46.9

Other	42.0
Cash and Reserves	11.1

	100.0

* As of September 30, 2004

Largest Net Purchases and Sales for Quarter Ended Sept. 30, 2004

Net Purchases ($mil)		Net Sales ($mil)

Fannie Mae	$9.9	Citizens Communications	$11.7
InterActiveCorp (new)	7.8	Cox Communications (eliminated)	6.9
Cardinal Health (new)	6.7	Insurance Auto Auctions	4.6
Corinthian Colleges	5.8	NovaStar Financial (eliminated)	2.0
Omnicare	5.8	Cabelas, Inc.	1.0

	$36.0		$26.2

Largest Net Contributions to Investment Results for Quarter Ended Sept. 30, 2004

Positive ($mil)		Negative ($mil)

Redwood Trust	$2.0	Six Flags	$(1.8)
Citizens Communications	1.9	Fannie Mae	(1.5)
Countrywide Financial	1.7	Charter Communications	(1.5)
Corinthian Colleges	1.7	Cabelas, Inc.	(1.4)
Caesars Entertainment	1.7	Liberty Media International	(0.4)

	$9.0		$(6.6)

Net Portfolio Gains	$9.7

HICKORY FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Shares	Value

COMMON STOCKS — 86.5%

Mortgage Services — 21.4%

Originating and Investing — 12.4%
Redwood Trust, Inc.	260,000	$16,229,200
Countrywide Financial Corp.	400,000	15,756,000
Newcastle Investment Corp.	140,000	4,298,000
Bimini Mortgage Management, Inc.#	250,000	3,765,000
Imperial Credit Industries, Inc.* †	3,435,400	5,153

		40,053,353
Government Agency — 9.0%
Fannie Mae	300,000	19,020,000
Freddie Mac	150,000	9,786,000

		28,806,000

		68,859,353
Media Content and Distribution — 15.8%

Cable Television — 10.2%
Comcast Corp. - Special CL A*	600,000	16,752,000
Liberty Media International, Inc. - A*	258,624	8,628,214
Insight Communications Co.*	400,000	3,520,000
Charter Communications, Inc. CL A*	1,165,000	3,098,900
Adelphia Communications Corp. CL A* #	1,786,000	660,820

		32,659,934
Newspaper, Television, Radio and Content — 5.6%
Liberty Media Corp. - A*	1,750,000	15,260,000
Cumulus Media, Inc. - CL A*	200,000	2,878,000

		18,138,000

		50,797,934
Consumer Products and Services — 15.4%

Retailing— 8.6%
Cabela’s, Inc. CL A* #	660,600	15,385,374
IAC/InterActiveCorp*	350,000	7,707,000
AutoZone, Inc.*	60,000	4,635,000

		27,727,374
Education — 5.4%
ITT Educational Services, Inc.* (a)	275,000	9,913,750
Corinthian Colleges, Inc.* (a)	554,000	7,467,920

		17,381,670
Restaurants — 1.4%
Papa John’s International, Inc.*	147,300	4,519,164

		49,628,208

The accompanying notes form an integral part of these financial statements

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 12.3%

Caesars Entertainment, Inc.*	945,000	$15,781,500
Harrah’s Entertainment, Inc.(a)	200,000	10,596,000
Host Marriott Corp.*	550,000	7,716,500
Six Flags, Inc.*	1,000,000	5,440,000

		39,534,000

Healthcare — 11.4%

Providers — 5.5%
Laboratory Corporation of America Holdings*	250,000	10,930,000
Triad Hospitals, Inc.*	100,000	3,444,000
Pediatrix Medical Group, Inc.*	60,000	3,291,000

		17,665,000
Suppliers and Distribution — 3.9%
Cardinal Health, Inc.	150,000	6,565,500
Omnicare, Inc.	207,700	5,890,372

		12,455,872
Managed Care — 2.0%
First Health Group Corp.*	400,000	6,436,000

		36,556,872

Insurance — 4.8%

Berkshire Hathaway, Inc. CL A*	180	15,597,000

Commercial Services — 2.7%

Cenveo, Inc.*	1,550,000	5,425,000
Insurance Auto Auctions, Inc.*	193,697	3,321,904

		8,746,904

Telecommunications — 2.7%

Telephone and Data Systems, Inc.	60,000	5,050,200
Lynch Interactive Corp.*	100,000	3,500,000

		8,550,200

The accompanying notes form an integral part of these financial statements

HICKORY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Real Estate — Property Ownership and Management — 0.0%

Medical Office Properties, Inc.#	109,035	$1,090

Total Common Stocks (Cost $234,463,886)		278,271,561

CORPORATE BONDS — 2.4%

Charter Communications, Inc. 8.625% 4/01/09 (Cost $5,483,469)	$10,000,000	7,825,000

SHORT TERM SECURITIES — 12.6%

Wells Fargo Government Money Market Fund	25,623,528	25,623,528
Fannie Mae Discount Notes, 1.643% to 1.736%, due 11/17/04 to 12/01/04(b)	15,000,000	14,958,641

Total Short-Term Securities (Cost $40,584,991)		40,582,169

Total Investments in Securities (Cost $280,532,346)		326,678,730
Options Written — (0.5%)		(1,680,000)
Other Liabilities in Excess of Other Assets — (1.0%)		(3,298,348)

Net Assets — 100%		$321,700,382

Net Asset Value Per Share		$29.99

The accompanying notes form an integral part of these financial statements

HICKORY FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Corinthian Colleges, Inc.	February 2005 / $15	320,000	$(376,000)
Harrah’s Entertainment, Inc.	November 2004 / $55	50,000	(45,000)
ITT Educational Services, Inc.	October 2004 / $30	120,000	(732,000)
ITT Educational Services, Inc.	October 2004 / $35	65,000	(104,000)
ITT Educational Services, Inc.	January 2005 / $35	90,000	(351,000)

			(1,608,000)

Put Options

Corinthian Colleges, Inc.	February 2005 / $12.50	60,000	(72,000)

Total Options Written (premiums received $2,145,703)			$(1,680,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rates presented for discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1994	–9.0%	1.3%	–10.3%
Dec. 31, 1995	38.7	37.5	1.2
Dec. 31, 1996	19.2	22.9	–3.7
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Sept. 30, 2004 (9 months)	5.9	1.5	4.4

10-Year Cumulative Return ended Sept. 30, 2004	363.6	186.0	177.6
10-Year Average Annual Compound Return ended Sept. 30, 2004	16.6	11.1	5.5

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through September 30, 2004 for the Partners Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2004 was 17.2%, 7.0% and 16.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – PARTNERS VALUE FUND

Top Ten Stocks*		Top Ten Industry Sectors*

Berkshire Hathaway	7.0%	Media Content and Distribution	19.1%
Caesars Entertainment	6.2	Gaming, Lodging and Leisure	15.8
Comcast	5.7	Mortgage Services	14.0
Liberty Media Corp.	5.2	Banking and Insurance	12.5
Host Marriott	4.6	Telecommunications	8.9
Countrywide Financial	4.4	Healthcare	3.8
Washington Post	4.2	Consumer Products and Services	2.4
Fannie Mae	4.0	Real Estate	1.0
Freddie Mac	3.3	Commercial Services	0.7
Telephone & Data Systems	3.2

	47.8

Other	30.7
Cash and Reserves	21.5

	100.0

* As of September 30, 2004

Largest Net Purchases and Sales for Quarter Ended Sept. 30, 2004

Net Purchases ($mil)		Net Sales ($mil)

Cardinal Health (new)	$54	Citizens Communications	$67
InterActiveCorp (new)	47	Greenpoint Financial (eliminated)	27
Fannie Mae	36	Countrywide Financial	14
Caesars and Harrah’s	12	Washington Mutual	10
General Growth Properties	6	Host Marriott	7

	$155		$125

Largest Net Contributions to Investment Results for Quarter Ended Sept. 30, 2004

Positive ($mil)		Negative ($mil)

Citizens Communications	$27	Charter Communications	$(16)
Caesars Entertainment	18	Fannie Mae	(10)
Host Marriott	16	Six Flags	(8)
Countrywide Financial	15	Qwest	(5)
Telephone & Data Systems	14	Liberty Media Corp.	(4)

	$90		$(43)

Net Portfolio Gains	$68

PARTNERS VALUE FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Shares	Value

COMMON STOCKS — 78.2%

Media Content and Distribution — 19.1%

Cable Television — 9.6%
Comcast Corp. - Special CL A*	5,600,000	$156,352,000
Liberty Media International, Inc. - A*	1,320,000	44,037,840
Charter Communications, Inc. CL A*	12,627,600	33,589,416
Insight Communications Co.*	3,400,000	29,920,000
Adelphia Communications Corp. CL A* #	7,067,995	2,615,158

		266,514,414
Newspaper, Television, Radio and Content — 9.5%
Liberty Media Corp. - A*	16,300,000	142,136,000
Washington Post Co. CL B	125,000	115,000,000
Daily Journal Corp.* †	114,800	3,903,200

		261,039,200

		527,553,614
Gaming, Lodging and Leisure — 15.8%

Caesars Entertainment, Inc.*	10,310,000	172,177,000
Host Marriott Corp.*	9,000,000	126,270,000
Hilton Hotels Corp.	4,460,000	84,026,400
Harrah’s Entertainment, Inc.(a)	590,000	31,258,200
Six Flags, Inc.*	4,200,000	22,848,000

		436,579,600

Mortgage Services — 14.0%

Government Agency — 7.4%
Fannie Mae	1,747,000	110,759,800
Freddie Mac	1,400,000	91,336,000

		202,095,800
Originating and Investing — 6.6%
Countrywide Financial Corp.	3,052,100	120,222,219
Redwood Trust, Inc.	1,000,000	62,420,000
Imperial Credit Industries, Inc.*	1,486,500	2,230

		182,644,449

		384,740,249

The accompanying notes form an integral part of these financial statements

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Banking and Insurance — 12.5%

Insurance — 7.0%
Berkshire Hathaway, Inc. CL B*	34,000	$97,614,000
Berkshire Hathaway, Inc. CL A*	1,100	95,315,000

		192,929,000
Banking — 5.5%
Washington Mutual, Inc.	2,140,000	83,631,200
Greenpoint Financial Corp.	800,000	37,008,000
U.S. Bancorp	1,100,000	31,790,000

		152,429,200

		345,358,200
Telecommunications — 8.9%

Telephone and Data Systems, Inc.	1,042,500	87,747,225
Qwest Communications International, Inc.*	19,968,000	66,493,440
Citizens Communications Co.	4,500,000	60,255,000
Alltel Corp.	550,000	30,200,500

		244,696,165

Healthcare — 3.8%

Suppliers and Distributors — 1.9%
Cardinal Health, Inc.	1,202,000	52,611,540

Providers — 1.4%
Laboratory Corporation of America Holdings*	519,800	22,725,656
Triad Hospitals, Inc.*	470,000	16,186,800

		38,912,456
Managed Care — 0.5%
First Health Group Corp.*	900,000	14,481,000

		106,004,996

Consumer Products and Services — 2.4%

Retailing — 2.0%
IAC/InterActiveCorp*	2,100,000	46,242,000
Costco Wholesale Corp.(a)	200,000	8,312,000

		54,554,000

The accompanying notes form an integral part of these financial statements

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Restaurants — 0.4%
Papa John’s International, Inc.*	400,090	$12,274,761

		66,828,761

Real Estate — 1.0%

Construction and Development — 0.7%
Forest City Enterprises, Inc. CL A	360,000	19,836,000

Property Ownership and Management — 0.3%
General Growth Properties, Inc.	223,400	6,925,400
Medical Office Properties, Inc.#	104,675	1,047

		6,926,447

		26,762,447
Commercial Services — 0.7%

Cenveo, Inc.* †	4,359,000	15,256,500
Republic Services, Inc.	150,000	4,464,000
Intelligent Systems Corp.*	130,409	258,210

		19,978,710

Total Common Stocks (Cost $1,849,556,640)		2,158,502,742

CORPORATE BONDS — 0.3%

Charter Communications, Inc. 10.75% 10/01/09	$5,000,000	4,125,000
Charter Communications, Inc. 9.92% 4/01/11	5,000,000	3,875,000

Total Corporate Bonds (Cost $7,894,739)		8,000,000

GOVERNMENT AGENCY SECURITIES — 3.7%

Federal Home Loan Bank 3.625% 10/15/04	40,000,000	40,026,720
Federal Home Loan Bank 4.125% 11/15/04	60,000,000	60,162,480
Federal Home Loan Bank 6.44% 11/28/05	2,500,000	2,615,815

Total Government Agency Securities (Cost $102,473,383)		102,805,015

The accompanying notes form an integral part of these financial statements

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 17.0%

Milestone Treasury Obligations Portfolio	51,902,886	$51,902,886
Wells Fargo Government Money Market Fund	50,504,124	50,504,124
Fannie Mae Discount Notes, 1.643% to 1.736%, due 11/17/04 to 12/01/04(b)	80,000,000	79,786,544
U.S. Treasury Bills, 1.413% to 1.721%, due 10/21/04 to 12/30/04(b)	287,000,000	286,357,002

Total Short-Term Securities (Cost $468,570,812)		468,550,556

Total Investments in Securities (Cost $2,428,495,574)		2,737,858,313
Covered Call Options Written —0.0%		(850,000)
Other Assets Less Other Liabilities — 0.8%		21,058,232

Net Assets — 100%		$2,758,066,545

Net Asset Value Per Share		$22.62

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Costco Wholesale Corp.	April 2005 / $40	200,000	$(760,000)
Harrah’s Entertainment, Inc.	November 2004 / $55	100,000	(90,000)

Total Call Options Written			$(850,000)

(premiums received $1,144,723)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

PORTFOLIO MANAGER LETTER – WEITZ BALANCED FUND

October 7, 2004

Dear Fellow Shareholder:

          The Balanced Fund had a solid quarter, both in absolute and relative terms. The Fund’s total return for the quarter was 2.8% versus a return of 0% for the Blended Index**. Our gain for the calendar year to date is now 5.0% vs. 1.9% for the Blended Index**.

          The table below shows the performance of the Balanced Fund since inception, along with the Blended Index** (our primary benchmark), the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Average Annual Total Returns* (Through 9/30/04)

	3rd Quarter	Calendar YTD	1-Year

Weitz Balanced Fund	2.8%	5.0%	9.0%

Blended Index**	0.0	1.9	9.4
S&P 500	-1.9	1.5	13.9
Lehman Brothers Intermediate U.S. Government/Credit Index	2.7	2.6	2.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

**

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

          Several company-specific events contributed to our positive performance in the quarter. These events illustrate that stock returns often come in discrete chunks rather than smooth progressions. Sometimes we wait years before getting most of our return all at once. Other times it happens very quickly.

          Citizens Communications completed a strategic review and executed a plan to re-capitalize the company. The plan unlocked most of the value we had long seen in Citizens’ rural telecom assets. The focal point of the re-capitalization was to return excess cash flow to shareholders. Citizens paid a one-time, $2 per share special dividend and instituted an ongoing, $1 per share annual dividend.

          Cox Communications’ controlling shareholder offered to buy back all of the publicly traded common stock for $32 per share in cash. Our estimate of value is higher than $32, but we sold our shares when the stock traded well above this bid price. While we booked a nice short-term gain, we were disappointed to lose so quickly what could have been a terrific long-term investment.

          Harrah’s agreed to acquire Caesars Entertainment at a healthy premium to our average cost. We will receive a combination of cash and Harrah’s stock when the deal closes next year. We expect to retain an investment in the stronger, combined company. We think highly of Harrah’s management team, and we are optimistic about their ability to improve Caesars’ high-potential assets.

          We purchased seven new stocks in the quarter. The Fund’s equity exposure is now 47.1% of assets, up from 34.5% at June 30, 2004. Most companies we analyze still seem fairly valued, but investors had little tolerance for bad news this summer. Four of our new stocks (Cardinal Health, Corinthian Colleges, IAC/InterActiveCorp and Omnicare) fell more than 25% before we started buying. We also purchased shares of Pediatrix Medical on September 30th after its stock fell 20% in two days.

          Each story is different, but the common thread is that our time horizon appears to be longer than the average investor in these companies. We think the concerns surrounding the companies, while valid, will prove to be temporary. Some of the near-term company and industry challenges are more formidable than others. In each case we think the underlying, long-term economics of the business remain intact.

          Diageo and AutoZone are the other two new companies in the portfolio. Diageo is the London-based, world leader in premium spirits. AutoZone is an auto parts retailer based in Memphis. Both generate significant free cash flow in stable industries with good demand drivers. Both have management teams committed to growing per-share value and returning excess capital to shareholders. Both are available at reasonable (not exciting) prices, and both should compound value at modest but fairly predictable rates.

The Yield Dilemma

          Periodically, we get questions about the Fund’s current yield. Regular income is one of our three long-term objectives. The other two are capital preservation and capital appreciation. The Fund’s yield remains low because we think income-producing securities, in general, are fully priced. Demand for income is understandably high in today’s low interest rate environment. This demand has driven the price of most income-producing securities up to levels where the risk/reward trade-off is stacked against us.

          The inherent risk of “chasing yield” is that the short-term benefit of higher income can come at the long-term cost of our capital appreciation or (worse) capital preservation objectives. Our ultimate goal is to produce above-average total returns without taking unnecessary risks. Those returns will come from different sources in different environments. When yield is priced more reasonably, income-producing securities will play a more significant role in our Fund.

Outlook

          The Balanced Fund is now a year old, and we’re off to a decent start. Our patient approach has generally served us well in our first year. These continue to be uncertain times, but our approach to investing is unwavering. We like the long-term outlooks for the companies we own, plus we still have plenty of reserves to take advantage of future opportunities. Thank you once again for your early vote of confidence.

Regards,

Bradley P. Hinton	Wallace R. Weitz
Co-Portfolio Manager	Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Shares	Value

COMMON STOCKS — 47.1%

Consumer Products and Services — 9.9%

Retailing — 3.9%
IAC/InterActiveCorp*	28,500	$627,570
AutoZone, Inc.*	7,500	579,375
Cabela’s, Inc. CL A* #	14,680	341,897

		1,548,842
Education — 3.0%
ITT Educational Services, Inc.* (a)	20,000	721,000
Corinthian Colleges, Inc.*	35,000	471,800

		1,192,800
Consumer Goods — 2.5%
Mohawk Industries, Inc.*	8,000	635,120
Diageo PLC - Sponsored ADR	7,500	378,225

		1,013,345
Restaurants — 0.5%
Papa John’s International, Inc.*	6,200	190,216

		3,945,203

Healthcare — 8.1%

Providers — 4.7%
Triad Hospitals, Inc.*	19,200	661,248
Laboratory Corporation of America Holdings*	14,000	612,080
Pediatrix Medical Group, Inc.*	7,000	383,950
HCA Inc.	5,000	190,750

		1,848,028
Suppliers and Distribution — 2.8%
Cardinal Health, Inc.	13,500	590,895
Omnicare, Inc.	18,500	524,660

		1,115,555
Managed Care — 0.6%
First Health Group Corp.*	16,000	257,440

		3,221,023

The accompanying notes form an integral part of these financial statements

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Media Content and Distribution — 7.2%

Cable Television — 4.8%
Comcast Corp. - Special CL A*	44,000	$1,228,480
Liberty Media International, Inc. - A*	20,000	667,240

		1,895,720
Newspaper, Television, Radio and Content — 2.4%
Liberty Media Corp. - A*	110,000	959,200

		2,854,920

Banking and Insurance — 6.5%

Banking — 3.6%
Washington Mutual, Inc.	14,000	547,120
Wells Fargo & Co.	8,000	477,040
U.S. Bancorp	14,000	404,600

		1,428,760
Insurance — 2.9%
Berkshire Hathaway, Inc. CL B*	400	1,148,400

		2,577,160

Mortgage Services — 6.3%

Originating and Investing — 3.8%
Countrywide Financial Corp.	24,000	945,360
Redwood Trust, Inc.	9,000	561,780

		1,507,140
Government Agency — 2.5%
Fannie Mae	9,500	602,300
Freddie Mac	6,000	391,440

		993,740

		2,500,880
Gaming, Lodging and Leisure — 4.7%

Harrah’s Entertainment, Inc.	17,470	925,561
Caesars Entertainment, Inc.* (a)	45,200	754,840
Hilton Hotels Corp.(a)	11,000	207,240

		1,887,641

The accompanying notes form an integral part of these financial statements

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Telecommunications — 1.6%

Citizens Communications Co.	27,500	$368,225
Alltel Corp.	3,000	164,730
Telephone and Data Systems, Inc.	1,500	126,255

		659,210

Commercial Services — 1.6%

Republic Services, Inc.	13,000	386,880
First Data Corp.	5,500	239,250

		626,130

Real Estate — 1.2%

Property Ownership and Management — 1.1%
General Growth Properties, Inc.	8,500	263,500
Capital Automotive REIT	5,000	156,350

		419,850
Construction and Development — 0.1%
Forest City Enterprises, Inc. CL A	1,000	55,100

		474,950

Total Common Stocks (Cost $17,384,612)		18,747,117

CORPORATE BONDS — 3.8%

Liberty Media Corp. Sr. Notes 3.5% 9/25/06	$125,000	124,553
HMH Properties, Inc. 7.875% 8/01/08	13,000	13,439
Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	300,000	301,542
Wal-Mart Stores, Inc. 4.125% 2/15/11	300,000	300,858
Anheuser-Busch Cos. Notes 4.7% 4/15/12	250,000	256,380
Anheuser-Busch Cos. Notes 4.375% 1/15/13	250,000	248,271
Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	250,000	249,799

Total Corporate Bonds (Cost $1,454,445)		1,494,842

MORTGAGE-BACKED SECURITIES — 1.2%

Federal Agency CMO and REMIC — 1.2%
Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.8 years)	152,048	153,435
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.5 years)	335,125	339,044

Total Mortgage-Backed Securities (Cost $496,057)		492,479

The accompanying notes form an integral part of these financial statements

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 15.4%

U.S. Treasury — 10.1%

U.S. Treasury Note 1.625% 9/30/05	$300,000	$298,441
U.S. Treasury Note 3.5% 11/15/06	300,000	305,356
U.S. Treasury Note 3.0% 11/15/07	300,000	300,973
U.S. Treasury Note 3.125% 10/15/08	300,000	299,649
U.S. Treasury Note 3.0% 2/15/09	400,000	396,110
U.S. Treasury Note 2.625% 3/15/09	500,000	486,875
U.S. Treasury Note 6.5% 2/15/10	400,000	459,094
U.S. Treasury Note 5.0% 2/15/11	400,000	430,172
U.S. Treasury Note 4.375% 8/15/12	500,000	515,625
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	512,545	524,975

		4,017,270

Government Agency Securities — 5.3%

Fannie Mae 2.625% 11/17/06(b)	100,000	99,988
Federal Home Loan Bank 2.0% 11/24/06(b)	100,000	99,906
Federal Home Loan Bank 3.51% 1/08/09	500,000	499,110
Freddie Mac 4.0% 4/28/09	240,000	242,235
Freddie Mac 4.7% 5/19/09	835,000	846,011
Fannie Mae 5.5% 7/18/12	300,000	305,455

		2,092,705

Total U.S. Treasury and Government Agency (Cost $6,019,025)		6,109,975

SHORT-TERM SECURITIES — 33.8%

Wells Fargo Government Money Market Fund	446,345	446,345
Fannie Mae Discount Note 1.643% 11/17/04(c)	1,000,000	997,670
U.S. Treasury Bills, 1.407% to 1.721%, due 10/21/04 to 12/23/04(c)	12,000,000	11,983,466

Total Short-Term Securities (Cost $13,427,950)		13,427,481

Total Investments in Securities (Cost $38,782,089)		40,271,894
Covered Call Options Written — (0.4%)		(166,900)
Other Liabilities in Excess of Other Assets — (0.9%)		(343,003)

Net Assets — 100%		$39,761,991

Net Asset Value Per Share		$10.87

The accompanying notes form an integral part of these financial statements

BALANCED FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Caesars Entertainment, Inc.	January 2005 / $12.50	15,000	$(63,000)
Hilton Hotels Corp.	October 2004 / $15	11,000	(42,900)
ITT Educational Services, Inc.	October 2004 / $30	10,000	(61,000)

Total Call Options Written			$(166,900)

(premiums received $87,396)

*	Non-income producing

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of September 30, 2004.

(c)	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND GOVERNMENT MONEY MARKET FUND

October 11, 2004

Dear Fellow Shareholder:

Market Commentary

          The quarter was a good one for most fixed income investors as longer-term bond prices rose (yields declined). The strength in bond prices occurred despite the Federal Reserve’s decision to continue raising short-term interest rates, a process it began at the end of the first quarter.

          The result was a “flattening” of the yield curve, (a line connecting the yields of shorter-term and longer-term bonds) where longer-term yields fell while shorter-term yields rose. For example, 10-year U.S. Treasury bond yields declined by approximately 0.50% while U.S. Treasury bills rose roughly 0.50% in response to the Fed’s tightening of monetary policy (i.e. raising the Fed Funds rate).

          The strong bond market caught many fixed income investors by surprise. Many investors had been expecting yields to be higher at this point of the year, especially with the Fed at (potentially) the very early stages of a tightening cycle. Economic data throughout the third quarter, along with anecdotal evidence from corporations, portrayed an economy that, while expanding, was showing signs of strain. Consumer confidence waned. More importantly, consumer spending slowed as higher oil prices and record levels of consumer debt put a crimp in pocketbooks.

          A flatter yield curve often signals that investors are anticipating the Federal Reserve will (in this case) continue raising short-term interest rates or that inflation expectations are declining. Based on minutes from the Fed’s August meeting, where officials pointedly reminded market participants that “significant cumulative policy tightening likely would be needed to foster conditions consistent with the Committee’s objectives for price stability and sustainable economic growth”, it appears higher short-term rates are still very much on the horizon. It remains to be seen however, whether inflation (both actual and expected) will support today’s current level of interest rates.

Fixed Income Fund Overview

          The Fixed Income Fund’s total return for the third quarter of 2004 was +1.5%, which consisted of approximately +0.6% from net interest income (after deducting fees and expenses) and +0.9% from (realized and unrealized) appreciation of our bonds and other investments. This brings our total return for the year to +2.0%.

          Our results for the quarter, while reasonable on an absolute basis, lagged relative to the Lehman Brothers Intermediate U.S. Government/Credit Index (an unmanaged index of government, corporate, and mortgage-backed bonds) which rose 2.7% in the quarter. Our defensive posture, which helped shield the Fund from most of the downside in the second quarter, hampered our upside as the bond market rallied in the third quarter.

          The table below summarizes total return data for our Fund compared with the Fund’s primary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index over one, three, five and ten year periods. The table also includes two additional Lehman Brothers U.S. Government/Credit Indexes (1-3 and 3-5 year) for added perspective.

          As a reminder, we do not attempt to mimic any particular index (either in composition or return). We construct our portfolio one security at a time based on fundamental research without concerns of being over- or under-weight in any particular market segment (corporate bonds, Treasuries, mortgage securities, etc.). We are looking for investments with favorable risk/reward characteristics that possess reasonable return prospects.

	Average Annual Total Returns** (Through 9/30/04)

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	3.7%	4.3%	6.1%	6.6%

Lehman Brothers Intermediate U.S. Government/Credit Index *	2.7	5.6	7.1	7.1
Lehman Brothers 3-5 Year U.S. Government/Credit Index *	1.8	4.5	6.3	6.5
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	1.4	3.7	5.5	6.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of September 30:

Average Maturity	3.3 years
Average Duration	1.6 years
Average Coupon	3.2%
30-Day SEC Yield at 9-30-04	1.7%
Average Rating	AA

Portfolio Review

          Our portfolio did not change materially from the previous quarter. The average maturity declined from 4.0 to 3.3 years and duration declined from 1.9 to 1.6 years. Both of these measures are near all time lows for our Fund.

          The largest increase to our portfolio in the third quarter occurred in the mortgage backed securities (MBS) segment. The Fund’s investments in MBS generally consist of pools of single-family mortgages that have been packaged together and sold to investors. MBS that the Fund typically invests in provide broad diversification benefits, increased cash flow predictability, and often carry a guarantee by a government agency, such as Fannie Mae or Freddie Mac, as to timely payment of principal and interest. (The debt of most government agencies however, including Fannie Mae and Freddie Mac, is not guaranteed by the U.S. government.)

          In addition, MBS offer the potential for yields that are well above similar maturity Treasury and Agency securities to compensate for their inherent prepayment risk. Prepayment risk is a unique characteristic of the U.S. mortgage market whereby the borrower typically has the right to prepay his/her mortgage at any time at par. The consequence for mortgage investors is that the repayment of principal, and thus the average life of the security, can vary dramatically depending on the level (and variability) of interest rates.

          Our objective in MBS investing is to benefit from the positive aspects of this sector (high credit quality, incremental yield) while minimizing/mitigating the inherent prepayment risks. We do that by identifying specific types of mortgage securities whose characteristics (i.e. lower loan balances, shorter amortization schedules, overall prioritization of pool cash flows, etc.) decrease prepayment uncertainty. The goal is to provide a more reliable income stream and a more predictable total return over time.

Outlook

          We have discussed previously our concern about the possibility of higher interest rates, given their still absolute low levels and the many possible drivers of future (if not today’s) inflation. To name a few: higher commodity and energy prices, the growing trade deficit and its possible dollar devaluing risks as we have relied more and more on other nations to finance our spendthrift ways, and the increased costs of our involvement in Iraq and Afghanistan and the attendant effect it has on our rising budget deficit.

          Given the present interest rate environment, we will continue our conservative approach by maintaining a defensive position (i.e. a shorter average life and duration). This may cause the Fund to under-perform should interest rates decline further.

          Overall, we believe that unlike the last few years, the opportunity cost of holding cash (or shorter-term securities) is low and declining should the Fed continue raising short-term rates. We will, however, be in a good position to opportunistically deploy capital when the risk/reward trade-off for longer-term securities is more favorable.

Government Money Market Fund Overview

          Yields on short-term securities rose further in the quarter as the Fed continued to raise the Fed Funds rate. As of September 30th, the 7-day and 30-day yields of our portfolio were 1.0% and 0.9%, respectively. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

          While the credit quality of our investments is high, the expected returns on these investments are primarily affected by near-term monetary policy (which is controlled by the Federal Reserve’s Open Market Committee). A change in the “going rate” in the short-term government security market impacts our yields fairly quickly.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE—FIXED INCOME FUND

Credit Quality Ratings

U.S. Treasuries and Mortgage-Backed Securities	62.0%
Aaa/AAA	21.1
Aa/AA	1.2
A/A	2.5
Baa/BBB	3.7
Ba/BB	0.8
B/B, below, and non-rated	2.0
Cash Equivalents	6.7
Sector Breakdown

U.S. Treasury and Government Agency	67.7%
Mortgage-Backed Securities	12.8
Corporate Bonds	9.5
Cash Equivalents	6.7
Taxable Municipal Bonds	2.0
Common Stocks	1.1
Non-Convertible Preferred Stocks	0.2

FIXED INCOME FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 9.5%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$806,250
General Motors Acceptance Corp. Debs. 6.625% 10/15/05	600,000	620,993
Citizens Communications Co. 8.5% 5/15/06	1,000,000	1,077,500
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,073,169
Liberty Media Corp. Sr. Notes 3.5% 9/25/06	850,000	846,964
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,108,750
HMH Properties, Inc. 7.875% 8/01/08	113,000	116,814
Liberty Media Corp. Sr. Notes 7.875% 7/15/09	500,000	558,681
Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	375,000	376,927
Wal-Mart Stores, Inc. 4.125% 2/15/11	1,000,000	1,002,860
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	972,526
Anheuser-Busch Cos. Notes 4.7% 4/15/12	750,000	769,138
Anheuser-Busch Cos. Notes 4.375% 1/15/13	500,000	496,543
Berkshire Hathaway Finance Corp. Sr. Notes 4.625% 10/15/13	1,000,000	1,000,659
Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	750,000	749,398
Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,000	1,031
Telephone & Data Systems, Inc. 9.25% 2/10/25	1,000,000	1,019,307

Total Corporate Bonds (Cost $12,035,823)		12,597,510

MORTGAGE-BACKED SECURITIES — 12.8%

Federal Agency CMO and REMIC — 11.2%

Freddie Mac 3.5% 9/15/10 (Estimated Average Life 0.5 years)	863,179	866,079
Freddie Mac 5.5% 3/15/14 (Estimated Average Life 0.5 years)	899,498	906,300
Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.8 years)	1,140,362	1,150,760
Fannie Mae 5.5% 12/25/26 (Estimated Average Life 1.1 years)	2,000,000	2,042,652
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.5 years)	1,414,226	1,430,767
Fannie Mae 5.0% 9/25/27 (Estimated Average Life 2.2 years)	2,000,000	2,020,792
Fannie Mae 5.0% 3/25/15 (Estimated Average Life 2.2 years)	1,000,000	1,023,043
Freddie Mac 4.0% 5/15/19 (Estimated Average Life 3.2 years)	3,822,215	3,824,512
Fannie Mae 4.5% 10/25/17 (Estimated Average Life 3.3 years)	1,627,487	1,638,310

		14,903,215

Federal Agency Mortgage Pass-Through — 1.6%

Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.0 years)	86,397	91,167
Fannie Mae 4.0% 8/01/13 (Estimated Average Life 3.5 years)	1,250,270	1,257,781
Freddie Mac 5.0% 6/01/18 (Estimated Average Life 4.0 years)	761,204	774,981

		2,123,929

Total Mortgage-Backed Securities (Cost $17,130,314)		17,027,144

The accompanying notes form an integral part of these financial statements

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

TAXABLE MUNICIPAL BONDS — 2.0%

Baltimore, Maryland 7.25% 10/15/05	$325,000	$340,496
Topeka, Kansas 4.5% 8/15/09	1,135,000	1,170,934
Stratford, Connecticut 6.55% 2/15/13	500,000	553,410
King County, Washington 8.12% 12/01/16	500,000	579,170

Total Taxable Municipal Bonds (Cost $2,555,354)		2,644,010

U.S. TREASURY AND GOVERNMENT AGENCY — 30.0%

U.S. Treasury — 11.5%

U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,951,370
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,921,253
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,225,120
U.S. Treasury Note 4.375% 8/15/12	2,000,000	2,062,502
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,050,180	2,099,900

		15,260,145

Government Agency — 18.5%

Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,070,438
Federal Home Loan Bank 6.44% 11/28/05	500,000	523,163
Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,973,608
Federal Home Loan Bank 3.5% 4/22/08	1,000,000	993,875
Federal Home Loan Bank 3.51% 1/08/09	1,000,000	998,220
Freddie Mac 4.0% 4/28/09	240,000	242,235
Freddie Mac 4.7% 5/19/09	2,400,000	2,431,649
Freddie Mac 3.25% 7/09/09	1,000,000	980,820
Fannie Mae 4.125% 4/28/10	2,000,000	2,007,208
Freddie Mac 4.125% 6/16/10	1,000,000	1,010,090
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	990,407
Freddie Mac 5.5% 9/15/11	1,000,000	1,078,541
Fannie Mae 5.5% 10/18/11	2,150,000	2,152,648
Fannie Mae 6.25% 3/22/12	1,000,000	1,017,733
Fannie Mae 5.5% 7/18/12	1,000,000	1,018,183
Fannie Mae 4.375% 7/17/13	2,000,000	1,942,080
Freddie Mac 5.125% 11/07/13	3,000,000	3,013,362

		24,444,260

Total U.S. Treasury and Government Agency (Cost $39,229,414)		39,704,405

The accompanying notes form an integral part of these financial statements

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

COMMON STOCKS — 1.1%

Redwood Trust, Inc.	20,000	$1,248,400
Hanover Capital Mortgage Holdings, Inc.	15,000	186,000

Total Common Stocks (Cost $618,287)		1,434,400

NON-CONVERTIBLE PREFERRED STOCKS — 0.2%

Pennsylvania Real Estate Investment Trust 11% Pfd. Series A (Cost $188,125)	5,000	297,500

SHORT-TERM SECURITIES — 43.9%

Wells Fargo Government Money Market Fund	8,186,910	8,186,910
U.S. Treasury Bills, 1.338% to 1.539%, due 10/14/04 to 11/26/04(b)	50,000,000	49,928,385

Total Short-Term Securities (Cost $58,118,175)		58,115,295

Total Investments in Securities (Cost $129,875,492)		131,820,264
Other Assets Less Other Liabilities — 0.5%		691,001

Net Assets — 100%		$132,511,265

Net Asset Value Per Share		$11.65

*	Non-income producing

(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of September 30, 2004.

(b)	Interest rates presented for Treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
September 30, 2004
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY — 99.3%†

U.S. Treasury Bill 1.381% 10/14/04	$4,000,000	$3,998,035
U.S. Treasury Bill 1.413% 10/21/04	11,000,000	10,991,506
U.S. Treasury Bill 1.539% 11/26/04	13,500,000	13,468,237
U.S. Treasury Bill 1.708% 12/30/04	7,000,000	6,970,644

		35,428,422

SHORT-TERM SECURITIES — 0.7%

Wells Fargo 100% Treasury Money Market Fund	254,747	254,747

Total Investments in Securities (Cost $35,683,169)		35,683,169
Other Liabilities in Excess of Other Assets — (0.0%)		(8,436)

Net Assets — 100%		$35,674,733

†	Interest rates presented for Treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements

(This page has been left blank intentionally.)

THE WEITZ FUNDS

Statements of Assets and Liabilities
September 30, 2004
(Unaudited)

	Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$3,834,564,174	$326,673,577
Non-controlled affiliates*	449,608,720	5,153

	4,284,172,894	326,678,730
Accrued interest and dividends receivable	5,209,724	968,999
Receivable for securities sold	8,603,954	1,019,631
Receivable for fund shares sold	1,565,282	334,420
Other	—	—

Total assets	4,299,551,854	329,001,780

Liabilities:
Due to adviser	3,718,262	292,145
Options written, at value†	1,185,000	1,680,000
Payable for securities purchased	14,276,575	5,131,543
Payable for fund shares redeemed	2,669,569	132,587
Other expenses	188,210	65,123

Total liabilities	22,037,616	7,301,398

Net assets applicable to shares outstanding	$4,277,514,238	$321,700,382

Composition of net assets:
Paid-in capital	$3,677,555,924	$411,788,337
Accumulated undistributed net investment income	26,444,491	618,273
Accumulated net realized gain (loss)	83,990,670	(137,318,315)
Net unrealized appreciation (depreciation) of investments	489,523,153	46,612,087

Total net assets applicable to shares outstanding	$4,277,514,238	$321,700,382

Net asset value, offering and redemption price per share of shares outstanding	$36.38	$29.99

Total shares outstanding	117,571,901	10,726,502

* Cost of investments in securities:
Unaffiliated issuers	$3,445,918,458	$280,523,758
Non-controlled affiliates	348,832,503	8,588

	$3,794,750,961	$280,532,346

† Proceeds from options written	$1,286,220	$2,145,703

The accompanying notes form an integral part of these financial statements

	Partners Value	Balanced	Fixed Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$2,718,698,613	$40,271,894	$131,820,264	$35,683,169
Non-controlled affiliates*	19,159,700	—	—	—

	2,737,858,313	40,271,894	131,820,264	35,683,169
Accrued interest and dividends receivable	3,572,956	104,330	685,180	622
Receivable for securities sold	31,070,937	—	—	—
Receivable for fund shares sold	1,070,419	18,291	286,724	91,123
Other	10,495	—	—	—

Total assets	2,773,583,120	40,394,515	132,792,168	35,774,914

Liabilities:
Due to adviser	2,474,281	32,180	70,270	17,797
Options written, at value†	850,000	166,900	—	—
Payable for securities purchased	9,310,404	416,884	—	—
Payable for fund shares redeemed	2,806,244	—	197,456	51,640
Other expenses	75,646	16,560	13,177	30,744

Total liabilities	15,516,575	632,524	280,903	100,181

Net assets applicable to shares outstanding	$2,758,066,545	$39,761,991	$132,511,265	$35,674,733

Composition of net assets:
Paid-in capital	$2,362,211,196	$37,859,497	$130,172,608	$35,674,936
Accumulated undistributed net investment income	10,460,256	149,116	670,076	770
Accumulated net realized gain (loss)	75,737,631	343,077	(276,191)	(973)
Net unrealized appreciation (depreciation) of investments	309,657,462	1,410,301	1,944,772	—

Total net assets applicable to shares outstanding	$2,758,066,545	$39,761,991	$132,511,265	$35,674,733

Net asset value, offering and redemption price per share of shares outstanding	$22.62	$10.87	$11.65	$1.000

Total shares outstanding	121,916,238	3,656,913	11,370,623	35,674,936

* Cost of investments in securities:
Unaffiliated issuers	$2,403,602,376	$38,782,089	$129,875,492	$35,683,169
Non-controlled affiliates	24,893,198	—	—	—

	$2,428,495,574	$38,782,089	$129,875,492	$35,683,169

† Proceeds from options written	$1,144,723	$87,396	$—	$—

The accompanying notes form an integral part of these financial statements

THE WEITZ FUNDS

Statements of Operations
Six Months Ended September 30, 2004
(Unaudited)

	Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers*	$37,361,666	$1,415,280
Non-controlled affiliates	2,900,540	—

	40,262,206	1,415,280
Interest	9,772,766	906,535

Total investment income	50,034,972	2,321,815

Expenses:
Investment advisory fee	20,527,607	1,384,812
Administrative fee	2,182,313	179,219
Custodial fees	44,072	6,478
Registration fees	52,858	14,173
Sub-transfer agent fees	201,108	61,656
Trustees fees	40,157	3,045
Other expenses	529,515	52,828

Total expenses	23,577,630	1,702,211
Less fees waived by investment adviser	—	—

Net expenses	23,577,630	1,702,211

Net investment income	26,457,342	619,604

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on securities:
Unaffiliated issuers	$76,911,520	$9,647,287
Non-controlled affiliates	7,548,482	—

	84,460,002	9,647,287
Net realized gain (loss) on options written	(347,678)	162,409

Net realized gain (loss)	84,112,324	9,809,696
Net unrealized appreciation (depreciation) of investments:
Unaffiliated issuers	(107,364,977)	964,376
Non-controlled affiliates	38,921,233	(3,435)

	(68,443,744)	960,941

Net realized and unrealized gain (loss) on investments	15,668,580	10,770,637

Net increase (decrease) in net assets resulting from operations	$42,125,922	$11,390,241

* Foreign taxes withheld	$—	$—

The accompanying notes form an integral part of these financial statements

	Partners Value	Balanced	Fixed Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$20,107,846	$154,667	$52,900	$—
Non-controlled affiliates	—	—	—	—

	20,107,846	154,667	52,900	—
Interest	6,054,093	201,087	1,698,390	259,960

Total investment income	26,161,939	355,754	1,751,290	259,960

Expenses:
Investment advisory fee	13,778,838	136,327	282,177	121,326
Administrative fee	1,432,450	32,939	97,014	45,598
Custodial fees	29,619	2,749	1,159	1,199
Registration fees	32,592	10,612	7,599	9,585
Sub-transfer agent fees	72,481	13,081	15,417	15,570
Trustees fees	27,649	141	474	469
Other expenses	316,059	10,789	19,426	24,339

Total expenses	15,689,688	206,638	423,266	218,086
Less fees waived by investment adviser	—	—	—	(96,760)

Net expenses	15,689,688	206,638	423,266	121,326

Net investment income	10,472,251	149,116	1,328,024	138,634

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on securities:
Unaffiliated issuers	$75,899,454	$320,192	$307,543	$(973)
Non-controlled affiliates	—	—	—	—

	75,899,454	320,192	307,543	(973)
Net realized gain (loss) on options written	(132,290)	23,124	—	—

Net realized gain (loss)	75,767,164	343,316	307,543	(973)
Net unrealized appreciation (depreciation) of investments:
Unaffiliated issuers	(55,880,669)	871,930	(774,721)	—
Non-controlled affiliates	(4,458,978)	—	—	—

	(60,339,647)	871,930	(774,721)	—

Net realized and unrealized gain (loss) on investments	15,427,517	1,215,246	(467,178)	(973)

Net increase (decrease) in net assets resulting from operations	$25,899,768	$1,364,362	$860,846	$137,661

* Foreign taxes withheld	$—	$1,014	$—	$—

The accompanying notes form an integral part of these financial statements

THE WEITZ FUNDS

Statements of Changes in Net Assets

	Value

	Six months ended Sept. 30, 2004 (Unaudited)	Year ended March 31, 2004

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$26,457,342	$22,348,179
Net realized gain (loss)	84,112,324	301,940,647
Net unrealized appreciation (depreciation)	(68,443,744)	950,537,203

Net increase (decrease) in net assets resulting from operations	42,125,922	1,274,826,029

Distributions to shareholders from:
Net investment income	(12,329,432)	(17,867,102)
Net realized gains	(190,702,140)	—

Total distributions	(203,031,572)	(17,867,102)

Fund share transactions:*
Proceeds from sales	279,037,507	886,197,233
Payments for redemptions	(435,640,865)	(769,266,507)
Reinvestment of distributions	185,817,064	16,317,711

Net increase (decrease) from fund share transactions	29,213,706	133,248,437

Total increase (decrease) in net assets	(131,691,944)	1,390,207,364

Net assets:
Beginning of period	$4,409,206,182	$3,018,998,818

End of period	$4,277,514,238	$4,409,206,182

Undistributed net investment income	$26,444,491	$12,316,581

* Transactions in fund shares:
Shares issued	7,680,307	26,727,112
Shares redeemed	(12,060,215)	(22,935,974)
Reinvested dividends	5,249,070	480,038

Net increase (decrease) in shares outstanding	869,162	4,271,176

The accompanying notes form an integral part of these financial statements

	Hickory		Partners Value

	Six months ended Sept. 30, 2004 (Unaudited)	Year ended March 31, 2004	Six months ended Sept. 30, 2004 (Unaudited)	Year ended March 31, 2004

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$619,604	$2,235,242	$10,472,251	$4,248,293
Net realized gain (loss)	9,809,696	(27,167,302)	75,767,164	57,975,960
Net unrealized appreciation (depreciation)	960,941	131,358,144	(60,339,647)	760,926,699

Net increase (decrease) in net assets resulting from operations	11,390,241	106,426,084	25,899,768	823,150,952

Distributions to shareholders from:
Net investment income	(215,377)	(2,336,447)	(4,217,730)	(2,660,926)
Net realized gains	—	—	(12,205,288)	—

Total distributions	(215,377)	(2,336,447)	(16,423,018)	(2,660,926)

Fund share transactions:*
Proceeds from sales	52,785,510	42,650,830	167,150,678	527,744,065
Payments for redemptions	(17,445,803)	(52,365,496)	(369,966,964)	(618,217,757)
Reinvestment of distributions	194,985	2,087,383	15,351,616	2,453,251

Net increase (decrease) from fund share transactions	35,534,692	(7,627,283)	(187,464,670)	(88,020,441)

Total increase (decrease) in net assets	46,709,556	96,462,354	(177,987,920)	732,469,585

Net assets:
Beginning of period	$274,990,826	$178,528,472	$2,936,054,465	$2,203,584,880

End of period	$321,700,382	$274,990,826	$2,758,066,545	$2,936,054,465

Undistributed net investment income
	$618,273	$214,046	$10,460,256	$4,205,735

* Transactions in fund shares:
Shares issued	1,804,411	1,709,407	7,557,538	26,439,128
Shares redeemed	(614,183)	(2,196,465)	(16,724,257)	(30,449,042)
Reinvested dividends	6,735	79,344	697,801	126,652

Net increase (decrease) in shares outstanding	1,196,963	(407,714)	(8,468,918)	(3,883,262)

The accompanying notes form an integral part of these financial statements

THE WEITZ FUNDS

Statements of Changes in Net Assets, Continued

	Balanced

	Six months ended Sept. 30, 2004 (Unaudited)	Six months ended March 31, 2004(a)

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$149,116	$7,122
Net realized gain (loss)	343,316	74,634
Net unrealized appreciation (depreciation)	871,930	538,371

Net increase (decrease) in net assets resulting from operations	1,364,362	620,127

Distributions to shareholders from:
Net investment income	—	(7,122)
Net realized gains	(70,875)	(3,998)

Total distributions	(70,875)	(11,120)

Fund share transactions:*
Proceeds from sales	17,237,547	23,319,100
Payments for redemptions	(1,967,061)	(809,419)
Reinvestment of distributions	68,772	10,558

Net increase (decrease) from fund share transactions	15,339,258	22,520,239

Total increase (decrease) in net assets	16,632,745	23,129,246

Net assets:
Beginning of period	$23,129,246	$—

End of period	$39,761,991	$23,129,246

Undistributed net investment income	$149,116	$—

* Transactions in fund shares:
Shares issued	1,637,390	2,275,779
Shares redeemed	(186,023)	(77,777)
Reinvested dividends	6,525	1,019

Net increase (decrease) in shares outstanding	1,457,892	2,199,021

(a)	Fund commenced operations on October 1, 2003

The accompanying notes form an integral part of these financial statements

	Fixed Income		Government Money Market

	Six months ended Sept. 30, 2004 (Unaudited)	Year ended March 31, 2004	Six months ended Sept. 30, 2004 (Unaudited)	Year ended March 31, 2004

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,328,024	$1,718,383	$138,634	$287,675
Net realized gain (loss)	307,543	1,017,050	(973)	3,417
Net unrealized appreciation (depreciation)	(774,721)	1,336,980	—	—

Net increase (decrease) in net assets resulting from operations	860,846	4,072,413	137,661	291,092

Distributions to shareholders from:
Net investment income	(1,054,791)	(1,672,756)	(137,864)	(287,675)
Net realized gains	—	—	—	(3,417)

Total distributions	(1,054,791)	(1,672,756)	(137,864)	(291,092)

Fund share transactions:*
Proceeds from sales	52,773,994	70,165,452	98,317,048	142,281,907
Payments for redemptions	(16,798,162)	(31,367,706)	(111,881,358)	(164,193,069)
Reinvestment of distributions	996,777	1,551,236	136,183	281,830

Net increase (decrease) from fund share transactions	36,972,609	40,348,982	(13,428,127)	(21,629,332)

Total increase (decrease) in net assets	36,778,664	42,748,639	(13,428,330)	(21,629,332)

Net assets:
Beginning of period	$95,732,601	$52,983,962	$49,103,063	$70,732,395

End of period	$132,511,265	$95,732,601	$35,674,733	$49,103,063

Undistributed net investment income	$670,076	$396,843	$770	$—

* Transactions in fund shares:
Shares issued	4,564,400	6,075,301	98,317,048	142,281,907
Shares redeemed	(1,455,977)	(2,729,722)	(111,881,358)	(164,193,069)
Reinvested dividends	86,613	135,677	136,183	281,830

Net increase (decrease) in shares outstanding	3,195,036	3,481,256	(13,428,127)	(21,629,332)

The accompanying notes form an integral part of these financial statements

THE WEITZ FUNDS

Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2004
	(Unaudited)		2004	2003	2002	2001	2000

Net asset value, beginning of period	$37.78		$26.85	$34.25	$34.73	$32.00	$31.02

Income (loss) from investment operations:
Net investment income	0.23		0.19	0.23	0.27	0.50	0.38
Net gain (loss) on securities (realized and unrealized)	0.13		10.89	(7.12)	0.29	6.14	2.64

Total from investment operations	0.36		11.08	(6.89)	0.56	6.64	3.02

Less distributions:
Dividends from net investment income	(0.11)		(0.15)	(0.20)	(0.37)	(0.49)	(0.37)
Distributions from realized gains	(1.65)		—	(0.31)	(0.67)	(3.42)	(1.67)

Total distributions	(1.76)		(0.15)	(0.51)	(1.04)	(3.91)	(2.04)

Net asset value, end of period	$36.38		$37.78	$26.85	$34.25	$34.73	$32.00

Total return	1.1	%†	41.3%	(20.2)%	1.5%	21.9%	9.7%

Ratios/supplemental data:
Net assets, end of period ($000)	4,277,514		4,409,206	3,018,999	4,513,819	3,648,676	2,471,216

Ratio of expenses to average net assets	1.10	%*	1.11%	1.08%	1.06%	1.11%	1.19%

Ratio of net investment income to average net assets	1.24	%*	0.57%	0.76%	0.87%	1.60%	1.39%

Portfolio turnover rate	6	%†	12%	18%	13%	36%	31%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Hickory Fund
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended		Year Ended March 31,
	Sept. 30, 2004
	(Unaudited)		2004	2003	2002	2001	2000

Net asset value, beginning of period	$28.86		$17.97	$27.01	$25.39	$34.32	$33.94

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.25	0.17	(0.02)	(0.09)	(0.18)
Net gain (loss) on securities (realized and unrealized)	1.09		10.90	(9.07)	1.65	(3.55)	3.12

Total from investment operations	1.15		11.15	(8.90)	1.63	(3.64)	2.94

Less distributions:
Dividends from net investment income	(0.02)		(0.26)	(0.14)	—	—	(0.01)
Distributions from realized gains	—		—	—	(0.01)	(5.29)	(2.55)

Total distributions	(0.02)		(0.26)	(0.14)	(0.01)	(5.29)	(2.56)

Net asset value, end of period	$29.99		$28.86	$17.97	$27.01	$25.39	$34.32

Total return	4.0	%†	62.2%	(33.0)%	6.4%	(11.9)%	8.0%

Ratios/supplemental data:
Net assets, end of period ($000)	321,700		274,991	178,528	346,654	415,865	656,198

Ratio of net expenses to average net assets	1.23	%*	1.30%	1.32%	1.25%	1.22%	1.23%

Ratio of net investment income (loss) to average net assets	0.45	%*	0.96%	0.78%	(0.08)%	(0.27)%	(0.44)%

Portfolio turnover rate	18	%†	50%	64%	18%	22%	46%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Partners Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2004		Year ended March 31,				Three months ended	Year ended December 31,

	(Unaudited)		2004	2003	2002	2001	March 31, 2000**	1999

Net asset value, beginning of period	$22.52		$16.41	$20.79	$21.27	$18.75	$20.02	$17.68

Income (loss) from investment operations:
Net investment income	0.09		0.03	0.06	0.13	0.31	0.08	0.21
Net gain (loss) on securities (realized and unrealized)	0.14		6.10	(4.27)	(0.14)	3.67	(0.43)	3.42

Total from investment operations	0.23		6.13	(4.21)	(0.01)	3.98	(0.35)	3.63

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.05)	(0.21)	(0.30)	(0.20)	(0.05)
Distributions from realized gains	(0.10)		—	(0.12)	(0.26)	(1.16)	(0.72)	(1.24)

Total distributions	(0.13)		(0.02)	(0.17)	(0.47)	(1.46)	(0.92)	(1.29)

Net asset value, end of period	$22.62		$22.52	$16.41	$20.79	$21.27	$18.75	$20.02

Total return	1.0	%†	37.4%	(20.3)%	(0.1)%	21.9%	(1.8)%†	22.1%

Ratios/supplemental data:
Net assets, end of period ($000)	2,758,067		2,936,054	2,203,585	3,136,878	2,394,547	1,241,628	1,143,374

Ratio of expenses to average net assets	1.13	%*	1.13%	1.10%	1.08%	1.13%	1.19%*	1.24%

Ratio of net investment income to average net assets	0.75	%*	0.16%	0.35%	0.69%	1.77%	1.77%*	1.57%

Portfolio turnover rate	11	%†	11%	20%	10%	29%	5%†	29%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Balanced Fund
Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2004 (Unaudited)		Six months ended March 31, 2004(a)

Net asset value, beginning of period	$10.52		$10.00

Income from investment operations:
Net investment income	0.04		0.01
Net gain on securities (realized and unrealized)	0.33		0.52

Total from investment operations	0.37		0.53

Less distributions:
Dividends from net investment income	—		(0.01)
Distributions from realized gains	(0.02)		—	#

Total distributions	(0.02)		(0.01)

Net asset value, end of period	$10.87		$10.52

Total return	3.5	%†	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	39,762		23,129

Ratio of net expenses to average net assets††	1.21	%*	1.25	%*

Ratio of net investment income to average net assets	0.87	%*	0.09	%*

Portfolio turnover rate	17	%†	5	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Fixed Income Fund
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2004
	(Unaudited)		2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.71		$11.29	$11.17	$11.24	$10.68	$11.22

Income (loss) from investment operations:
Net investment income	0.12		0.30	0.43	0.53	0.71	0.69
Net gain (loss) on securities (realized and unrealized)	(0.07)		0.45	0.18	(0.04)	0.58	(0.57)

Total from investment operations	0.05		0.75	0.61	0.49	1.29	0.12

Less distributions:
Dividends from net investment income	(0.11)		(0.33)	(0.49)	(0.56)	(0.73)	(0.66)

Net asset value, end of period	$11.65		$11.71	$11.29	$11.17	$11.24	$10.68

Total return	0.4	%†	6.7%	5.6%	4.4%	12.6%	1.2%

Ratios/supplemental data:
Net assets, end of period ($000)	132,511		95,733	52,984	47,692	33,071	31,282

Ratio of net expenses to average net assets	0.75	%*	0.75%#	0.75%#	0.75%#	0.75%#	0.75%#

Ratio of net investment income to average net assets	2.35	%*	2.72%	3.90%	5.08%	6.46%	6.15%

Portfolio turnover rate	18	%†	48%	31%	16%	1%	39%

*	Annualized

†	Not Annualized

#	Absent voluntary waivers, the expense ratio would have been 0.88%, 0.91%, 0.91%, 0.95% and 0.88% for the years ended March 31, 2004 2003, 2002, 2001 and 2000, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Government Money Market Fund
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended		Year ended March 31,
	Sept. 30, 2004
	(Unaudited)		2004	2003	2002	2001	2000

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.003		0.005	0.010	0.024	0.056	0.046

Less distributions:
Dividends from net investment income	(0.003)		(0.005)	(0.010)	(0.024)	(0.056)	(0.046)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.3	%†	0.5%	1.0%	2.5%	5.8%	4.6%

Ratios/supplemental data:
Net assets, end of period ($000)	35,675		49,103	70,732	40,763	39,511	38,426

Ratio of net expenses to average net assets††	0.50	%*	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	0.57	%*	0.48%	1.02%	2.40%	5.57%	4.61%

*	Annualized

†	Not Annualized

#

Absent voluntary waivers, the expense ratio would have been 0.90% for the annualized period ended September 30, 2004 and 0.91%,0.91%, 0.94%, 0.97% and 0.89% for the years ended March 31, 2004, 2003, 2002, 2001 and 2000, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Notes to Financial Statements
September 30, 2004
(Unaudited)

(1)	Organization

The Weitz Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2004, the Trust had six series in operation: Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of each of the above series (individually, a “Fund”, collectively, the “Funds”). The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Company (the “Adviser”), namely, the Weitz Series Fund, Inc. and the Weitz Partners Fund, Inc. (the “Predecessor Funds”). At shareholder meetings in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

The investment objective of the Value Fund, Hickory Fund and Partners Value Fund (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Weitz Equity Funds, Balanced Fund and Fixed Income Fund

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available including restricted and not readily marketable securities, is determined in good faith under the supervision of the Trust’s Board of Trustees.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

	(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

	(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained the Adviser as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Weitz Securities, Inc., as distributor, received no compensation for the distribution of shares of the Funds. Certain officers of the Trust are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fixed Income Fund and the Government Money Market Fund pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity Funds or to pay directly a portion of the respective Fund’s expenses up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the respective Fund’s average daily net assets. Through July 31, 2005, the Adviser has contractually agreed to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund’s expenses, if total expenses exceed 1.25% of the Balanced Fund’s average daily net assets. For the six months ended September 30, 2004, the Adviser has voluntarily capped fees and expenses for the Government Money Market Fund at 0.50% of the Fund’s average daily net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in the statements of operations. As of September 30, 2004, the controlling shareholder of the Adviser held approximately 24% of the Government Money Market Fund and 37% of the Balanced Fund.

(4)	Fund Shares

The Trust is authorized to issue an indefinite number of shares of beneficial interest (no par value). Each share has a pro rata interest in the assets of the series to which the share of that series relates and has no interest in the assets of any other series.

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Hickory

	Six months ended Sept. 30, 2004	Year ended March 31, 2004	Six months ended Sept. 30, 2004	Year ended March 31, 2004

Distributions paid from:
Ordinary income	$12,329,432	$17,867,102	$215,377	$2,336,447
Long-term capital gains	190,702,140	—	—	—

Total distributions	$203,031,572	$17,867,102	$215,377	$2,336,447

	Partners Value		Balanced

	Six months ended Sept. 30, 2004	Year ended March 31, 2004	Six months ended Sept. 30, 2004	Six months ended March 31, 2004*

Distributions paid from:
Ordinary income	$4,217,730	$2,660,926	$63,926	$11,120
Long-term capital gains	12,205,288	—	6,949	—

Total distributions	$16,423,018	$2,660,926	$70,875	$11,120

	Fixed Income		Government Money Market

	Six months ended Sept. 30, 2004	Year ended March 31, 2004	Six months ended Sept. 30, 2004	Year ended March 31, 2004

Distributions paid from:
Ordinary income	$1,054,791	$1,672,756	$137,864	$291,092
Long-term capital gains	—	—	—	—

Total distributions	$1,054,791	$1,672,756	$137,864	$291,092

* Commenced operations on October 1, 2003.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Undistributed ordinary income	$12,316,581	$214,046	$4,205,735	$63,730	$411,644
Undistributed long-term gains	190,692,138	—	12,193,431	6,906	—
Capital loss carryforwards	—	(147,128,011)	—	—	(583,734)
Unrealized appreciation	557,855,246	45,651,146	369,979,433	538,371	2,716,677

	$760,863,965	$(101,262,819)	$386,378,599	$609,007	$2,544,587

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforwards are used, no capital gains distributions will be made. The Hickory Fund’s carryforwards expire as follows: March 31, 2010 - $537,884, March 31, 2011 - $20,329,660 and March 31, 2012 - $126,260,467. The Fixed Income Fund’s carryforward expires on March 31, 2011.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Purchases	$473,976,816	$97,930,745	$242,334,389	$18,556,724	$35,343,858
Proceeds	202,145,009	43,218,728	253,817,287	3,288,063	12,132,488

The cost of investments is the same for financial reporting and Federal income tax purposes for the Hickory and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Balanced and Fixed Income Funds is $3,794,862,612, $2,428,513,249, $38,785,592 and $129,878,307, respectively.

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Appreciation	$946,827,296	$55,773,668	$637,819,558	$1,743,545	$2,203,516
Depreciation	457,517,014	9,627,284	328,474,494	257,243	261,559

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2004, include the following:

	Value	Hickory	Partners Value	Balanced

Adelphia Communications Corp. CL A	$1,461,673	$616,170	$1,360,100	$—
Bimini Mortgage Management, Inc.	6,000,000	3,750,000	—	—
Cabela’s, Inc. CL A	—	9,072,000	—	201,600
Medical Office Properties, Inc.	926,374	321,653	308,791	—

Total cost of illiquid and/or restricted securities	$8,388,047	$13,759,823	$1,668,891	$201,600

Value	$9,890,135	$19,812,284	$2,616,205	$341,897

Percent of net assets	0.2%	6.2%	0.1%	0.9%

(b)	Options Written

Transactions relating to options written for the six months ended September 30, 2004 are summarized as follows:

	Value		Hickory

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	4,000	$1,099,553	1,400	$644,975
Options split	—	—	534	—
Options written	6,500	2,598,689	8,050	1,859,241
Options exercised	—	—	(834)	(49,749)
Options expired	(1,000)	(298,486)	—	—
Options closed	(6,000)	(2,113,536)	(2,100)	(308,764)

Options outstanding, end of period	3,500	$1,286,220	7,050	$2,145,703

	Partners Value		Balanced

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	3,000	$832,531	610	$111,620
Options split	—	—	—	—
Options written	5,000	2,019,702	—	—
Options exercised	—	—	—	—
Options expired	(1,000)	(298,486)	(140)	(12,399)
Options closed	(4,000)	(1,409,024)	(110)	(11,825)

Options outstanding, end of period	3,000	$1,144,723	360	$87,396

Option contracts written result in off-balance-sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract may exceed the amount recognized in the statements of assets and liabilities.

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2004	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2004	Value Sept. 30, 2004	Dividend Income	Realized Gains/ (Losses)

Bimini Mortgage Management, Inc.*	400,000	—	—	400,000	$6,024,000	$416,000	$—
Caesars Entertainment, Inc.	16,950,000	1,528,000	(2,160,000)	16,318,000	272,510,600	—	7,552,256
Cenveo, Inc. †	4,600,000	—	—	4,600,000	16,100,000	—	—
Hanover Capital Mortgage Holdings, Inc.	425,000	—	(3,200)	421,800	5,230,320	254,040	(3,774)
Redwood Trust, Inc.	1,610,000	380,000	—	1,990,000	124,215,800	2,646,500	—
Six Flags, Inc.	5,800,000	—	—	5,800,000	31,552,000	—	—

Totals					$455,632,720	$3,316,540	$7,548,482

	Hickory

Name of Issuer	Number of Shares Held March 31, 2004	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2004	Value Sept. 30, 2004	Dividend Income	Realized Gains/ (Losses)

Bimini Mortgage Management, Inc.*	250,000	—	—	250,000	$3,765,000	$260,000	$—
Imperial Credit Industries, Inc	3,435,400	—	—	3,435,400	5,153	—	—
Insurance Auto Auctions, Inc.*	633,400	—	(439,703)	193,697	3,321,904	—	1,503,182

Totals					$7,092,057	$260,000	$1,503,182

	Partners Value

Name of Issuer	Number of Shares Held March 31, 2004	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2004	Value Sept. 30, 2004	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	114,800	—	—	114,800	$3,903,200	$—	$—
Cenveo, Inc.†	4,359,000	—	—	4,359,000	15,256,500	—	—

Totals					$19,159,700	$—	$—

*	Company was considered a non-controlled affiliate at March 31, 2004, but as of September 30, 2004, they are no longer a non-controlled affiliate.

†	Mail-Well, Inc.’s name changed to Cenveo, Inc. during the period.

While Charter Communications, Inc. (“Charter”) and Insight Communications, Inc. (“Insight”), are not affiliates of the Funds for the purposes of the Investment Company Act of 1940, the Value Fund owns 6.0% of the Class A shares of Charter and the Value and Partners Value Funds own 8.3% and 6.6%, respectively, of the Class A shares of Insight which are included in the beneficial ownership of Charter and Insight, respectively, reported by the Adviser on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

A description of the Funds’ proxy voting polices and procedures is available (i) without charge, upon request, by calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Government Money Market Fund) voted proxies relating to portfolio securities during the twelve month period ended June 30, 2004 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Beginning with the quarter ending December 31, 2004, the Funds will file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. When filed, the Funds’ Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also available on the Funds’ website at http://www.weitzfunds.com.

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

Actual Expenses

The first line of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $25,000 divided by $1,000 = 25), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/1/04 through 9/30/04” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Annualized Expense Ratio	Expenses Paid from 4/1/04 - 9/30/04*

Value	Actual	$1,000	$1,011	1.10%	$5.55
	Hypothetical †	1,000	1,020	1.10	5.57

Hickory	Actual	1,000	1,040	1.23	6.29
	Hypothetical †	1,000	1,019	1.23	6.22

Partners Value	Actual	1,000	1,010	1.13	5.69
	Hypothetical †	1,000	1,019	1.13	5.72

Balanced	Actual	1,000	1,035	1.21	6.17
	Hypothetical †	1,000	1,019	1.21	6.12

Fixed Income	Actual	1,000	1,004	0.75	3.77
	Hypothetical †	1,000	1,021	0.75	3.80

Government	Actual	1,000	1,003	0.50	2.51
Money Market	Hypothetical †	1,000	1,023	0.50	2.54

*

Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

†	Assumes 5% total return before expenses.

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Hickory Fund – WEHIX
Partners Value Fund – WPVLX
Balanced Fund – WBALX
Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. A current Prospectus is available at www.weitzfunds.com or by calling 800-304-9745.

5/5/04

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By: (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President
Date: October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date: October 28, 2004

By: (Signature and Title)*	/s/ Kenneth R. Stoll

Kenneth R. Stoll, Chief Financial
Officer
Date: October 28, 2004

* Print the name and title of each signing officer under his or her signature.